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                                                                   Exhibit 10.35


                                    AMENDMENT
                                       TO
                                LICENSE AGREEMENT


         This Amendment to that certain Amended and Restated License Agreement (the "AGREEMENT"), effective October 17, 2001, by and between SB OPERATING CO, INC., a Delaware corporation ("SUREBEAM"), and THE TITAN CORPORATION, a Delaware corporation ("LICENSEE") is entered into this 17th day of October 2001.

         WHEREAS, SureBeam and Licensee have agreed to amend the Agreement as follows:

         ARTICLE 4, SECTION 1 is hereby amended in its entirety to read as follows:

         4.1 LICENSE FEE. Licensee shall pay SureBeam a license fee in the amount of eight million dollars ($8,000,000). Licensee shall pay SureBeam an initial installment of this license fee ("INITIAL INSTALLMENT") in the amount of four million dollars ($4,000,000) on or before September 30, 2001, and shall pay SureBeam the remaining four million dollars ($4,000,000) in four equal installments of one million ($1,000,000) each on March 31, 2002, June 30, 2002, September 30, 2002 and December 31, 2002. Notwithstanding the above, Licensee may pay any or all amounts due hereunder prior to the above-mentioned dates at its sole discretion. SureBeam acknowledges that the Initial Installment has been received in full by SureBeam prior to the Effective Date, and that the obligations of Licensee with respect to the Initial Installment have been fully discharged. The Parties agree and acknowledge that the license fee is nonrefundable.

         The Agreement shall remain the same in all other respects.


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers, duly authorized as of the day and year first above written.

                                       SB OPERATINGCO., INC.
                                       a Delaware corporation


                                       By: /s/ David A. Rane
                                           -------------------------------------
                                            David A. Rane
                                            Senior Vice President and
                                            Chief Financial Officer


                                       THE TITAN CORPORATION
                                       a Delaware corporation


                                       By: /s/ Mark W. Sopp
                                           -------------------------------------
                                            Mark W. Sopp
                                            Senior Vice President, Chief
                                            Financial Officer and
                                            Treasurer








                 [AMENDMENT TO LICENSE AGREEMENT SIGNATURE PAGE]


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